                               MONTHLY STATEMENT

                 --------------------------------------------

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-1

                 --------------------------------------------

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on November 15, 2004,and with respect to the performance of the Trust during the month of October is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.


A)   Information Regarding the Current Monthly Distribution for the Series
     2000-1 Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)   The total amount distributed to Class A Certificateholders per $1,000
           original certificate principal amount                                                    $6.241667

     (2)   The amount set forth in A(1) above distributed to Class A
           Certificateholders with respect to interest per $1,000 original
           certificate principal amount                                                             $6.241667

     (3)   The amount set forth in A(1) above distributed to Class A
           Certificateholders with respect to principal per $1,000 original
           certificate principal amount                                                             $0.000000

     (4)   The total amount distributed to Class B Certificateholders per $1,000
           original certificate principal amount                                                    $2.023611

     (5)   The amount set forth in A(4) above distributed to Class B
           Certificateholders with respect to interest per $1,000 original
           certificate principal amount                                                             $2.023611

     (6)   The amount set forth in A(4) above distributed to Class B
           Certificateholders with respect to principal per $1,000 original
           certificate principal amount                                                             $0.000000

B)   Information Regarding the Performance of the Trust

     (1)   Allocation of Receivables Collections to the Series 2000-1
           Certificates

           (a)   The aggregate amount of Finance Charge Receivables collected during the Monthly Period immediately preceding the
                 Distribution Date                                                             $67,787,056.06

           (b)   The aggregate amount of Interchange collected and allocated to the Trust for the Monthly Period immediately preceding the
                 Distribution Date                                                              $5,539,162.13

                        _________________________________

                         Series 2000-1 Monthly Statement
                       November 15, 2004 Distribution Date
                        _________________________________

           (c)   The aggregate amount of Principal Receivables collected during
                 the Monthly Period immediately preceding the Distribution Date               $443,219,685.17

           (d)   The Floating Allocation Percentage with respect to the Series
                 2000-1 Certificates for the Monthly Period immediately
                 preceding the Distribution Date                                                    5.164967%

           (e)   The Principal Allocation Percentage with respect to the Series
                 2000-1 Certificates for the Monthly Period immediately
                 preceding the Distribution Date                                                   11.067787%

           (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-1 Certificates for the Monthly
                 Period immediately preceding the Distribution Date                             $3,787,275.26

           (g)   The Principal Receivables collected and allocated to the Series
                 2000-1 Certificates for the Monthly Period immediately
                 preceding the Distribution Date                                               $49,054,611.90

     (2)   Available Finance Charge Collections and Reallocated Principal
           Collections for Series 2000-1 for the Monthly Period immediately preceding the Distribution Date.

           (a)   The Finance Charge Receivables and Interchange collected and
                 allocated to the Series 2000-1 Certificates                                    $3,787,275.26

           (b)   Collection Account and Special Funding Account investment
                 earnings allocated to the Series 2000-1 Certificates                                   $0.00

           (c)   Principal Funding Account Investment Proceeds                                    $401,484.59

           (d)   Class A Reserve Draw Amount                                                    $1,346,182.08

           (e)   Class B Reserve Draw Amount                                                            $0.00

           (f)   Additional Finance Charges from other Series allocated to the
                 Series 2000-1 Certificates                                                       $247,066.11

           (g)   Payments, if any, on deposit as of the Determination Date
                 received from any Interest Rate Protection Agreements                                  $0.00

           (h)   Reallocated Class D Principal Collections                                              $0.00

           (i)   Reallocated Collateral Principal Collections                                           $0.00

           (j)   Reallocated Class B Principal Collections                                              $0.00

           (k)   Total Available Finance Charge Collections and Reallocated
                 Principal Collections for Series 2000-1 (total of (a), (b),
                 (c), (d), (e), (f), (g), (h), (i) and (j) above)                               $5,782,008.03

                        _________________________________

                         Series 2000-1 Monthly Statement
                       November 15, 2004 Distribution Date
                        _________________________________

     (3)   Available Principal Collections for Series 2000-1 for the Monthly
           Period immediately preceding the Distribution Date

           (a)   The Principal Receivables collected and allocated to the Series
                 2000-1 Certificates                                                           $49,054,611.90

           (b)   Shared Principal Collections from other Series allocated to the
                 Series 2000-1 Certificates                                                             $0.00

           (c)   Additional amounts to be treated as Available Principal
                 Collections pursuant to the Series Supplement                                  $1,252,195.33

           (d)   Reallocated Class D Principal Collections                                              $0.00

           (e)   Reallocated Collateral Principal Collections                                           $0.00

           (f)   Reallocated Class B Principal Collections                                              $0.00

           (g)   Available Principal Collections for Series 2000-1 (total of
                 (a), (b) and ( c) minus (d), (e) and (f) above)                               $50,306,807.23

     (4)   Delinquent Balances in the Trust

           The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
           Period immediately preceding the Distribution Date.

           (a)   31-60 days                                                                       $87,731,268
           (b)   61-90 days                                                                        65,566,246
           (c)   91 or more days                                                                  126,443,638
                                                                                               --------------
           (d)   Total Delinquencies                                                             $279,741,152

     (5)   Defaulted Amount

           (a)   The aggregate amount of Defaulted Receivables with respect to the Trust for the Monthly Period immediately preceding the
                 Distribution Date                                                             $29,835,538.34

           (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed during the Monthly Period immediately preceding the
                 Distribution Date                                                              $5,591,526.03

           (c)   The Defaulted Amount for the Monthly Period immediately
                 preceding the Distribution Date [Defaulted Receivables minus
                 Recoveries]                                                                   $24,244,012.31

           (d)   The Defaulted Amount for the Monthly Period immediately
                 preceding the Distribution Date allocable to the Series 2000-1
                 Certificates (the "Series 2000-1 Defaulted Amount")                            $1,252,195.33

           (e)   The Class A Defaulted Amount [Series 2000-1 Defaulted Amount
                 multiplied by the Class A Percentage]                                            $715,540.19

           (f)   The Class B Defaulted Amount [Series 2000-1 Defaulted Amount
                 multiplied by the Class B Percentage]                                            $241,494.81

                        _________________________________

                         Series 2000-1 Monthly Statement
                       November 15, 2004 Distribution Date
                        _________________________________

     (6)   Class A Charge-Offs

           (a)   The excess, if any, of the Class A Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such
                 Class A Defaulted Amount, (ii) Reallocated Principal
                 Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in
                 respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect
                 of such Class A Defaulted Amount (a "Class A Charge-Off")                              $0.00

           (b)   The amount of the Class A Charge-Off set forth in item 6(a)
                 above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each
                 Class A Certificateholder's investment)                                            $0.000000

           (c)   The total amount reimbursed on the Distribution Date in respect
                 of Class A Charge-Offs for prior Distribution Dates                                    $0.00

           (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A
                 Certificateholder's investment)                                                   $0.0000000

           (e)   The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                 Date                                                                                   $0.00

     (7)   Class B Charge-Offs

           (a)   The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such
                 Class B Defaulted Amount, (ii) Reallocated Class D Principal
                 Collections applied to such Class B Defaulted Amount, (iii)
                 Reallocated Collateral Principal Collections applied to such
                 Class B Defaulted Amount, (iv) the amount by which the Class D
                 Invested Amount has been reduced in respect of such Class B
                 Defaulted Amount and (v) the amount by which the Collateral
                 Invested Amount has been reduced in respect of such Class B
                 Defaulted Amount                                                                       $0.00

           (b)   The amount by which the Class B Invested Amount has been
                 reduced on the Distribution Date in respect of Reallocated
                 Class B Principal Collections                                                          $0.00

           (c)   The amount by which the Class B Invested Amount has been
                 reduced on the Distribution Date in respect of item 6(a)
                 (together with item 7(a), "Class B Charge-Offs")                                       $0.00

           (d)   The total amount by which the Class B Invested Amount has been reduced on the Distribution Date as set forth in items 7(a),
                 (b) and (c)                                                                            $0.00


                        _________________________________

                         Series 2000-1 Monthly Statement
                       November 15, 2004 Distribution Date
                        _________________________________

           (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class B
                 Certificateholder's investment)                                                    $0.000000

           (f)   The total amount reimbursed on the Distribution Date in respect of reductions in the Class B Invested Amount on prior
                 Distribution Dates                                                                     $0.00

           (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B
                 Certificateholder's investment)                                                    $0.000000

           (h)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                 Date                                                                                   $0.00

     (8)   Reductions in the Collateral Interest

           (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such
                 Collateral Defaulted Amount, (ii) Reallocated Class D Principal
                 Collections applied to such Collateral Defaulted Amount and
                 (iii) the amount by which the Class D Invested Amount has been
                 reduced in respect of such Collateral Defaulted Amount                                 $0.00

           (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated
                 Collateral Principal Collections                                                       $0.00

           (c)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of items 6(a) and
                 7(a) above                                                                             $0.00

           (d)   The total amount by which the Collateral Invested Amount has been reduced on the Distribution Date as set forth in items
                 8(a), (b) and (c)                                                                      $0.00

           (e)   The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior
                 Distribution Dates                                                                     $0.00

           (f)   The amount, if any, by which the outstanding principal balance of the Collateral Interest exceeds the Collateral Invested
                 Amount, if any, as of the Distribution Date, after giving
                 effect to all deposits, withdrawals and distributions on the
                 Distribution Date                                                                      $0.00

     (9)   Reductions in the Class D Interest

           (a)   The excess, if any, of the Class D Defaulted Amount over
                 Available Finance Charge Collections applied to such Class D
                 Defaulted Amount                                                                       $0.00

           (b)   The amount by which the Class D Invested Amount has been
                 reduced on the Distribution Date in respect of Reallocated
                 Principal Collections                                                                  $0.00


                        _________________________________

                         Series 2000-1 Monthly Statement
                       November 15, 2004 Distribution Date
                        _________________________________

           (c)   The amount by which the Class D Invested Amount has been
                 reduced on the Distribution Date in respect of items 6(a), 7(a)
                 and 8(a) above                                                                         $0.00

           (d)   The total amount by which the Class D Invested Amount has been reduced on the Distribution Date as set forth in items 9(a),
                 (b) and (c)                                                                            $0.00

           (e)   The total amount reimbursed on the Distribution Date in respect of reductions in the Class D Invested Amount on prior
                 Distribution Dates                                                                     $0.00

           (f)   The amount, if any, by which the outstanding principal balance of the Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and distributions on the Distribution
                 Date                                                                                   $0.00

     (10)  Investor Monthly Servicing Fee

           (a)   The amount of the Series 2000-1 Monthly Servicing Fee payable
                 to the Servicer on the Distribution Date                                         $357,291.67

     (11)  Class A Monthly Interest

           (a)   Class A Monthly Interest payable on the Distribution Date                      $2,621,500.00

     (12)  Class B Monthly Interest

           (a)   Class B Monthly Interest payable on the Distribution Date                         $95,615.63

     (13)  Principal Funding Account Amount

           (a)   The amount on deposit in the Principal Funding Account on the
                 Distribution Date, after giving effect to all deposits,
                 withdrawals and distributions on such Distribution Date                      $326,666,666.69

           (b) Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in May
                 2004 (The initial funding date for the Principal Funding
                 Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

     (14)  Deficit Controlled Accumulation Amount

           The Deficit Controlled Accumulation Amount for the Distribution Date,
           after giving effect to all deposits, withdrawals and distributions on
           such Distribution Date                                                                       $0.00

     (15)  Class A Reserve Account

           (a)   The amount on deposit in the Class A Reserve Account on the
                 Distribution Date, after giving effect to all deposits,
                 withdrawals and distributions on such Distribution Date and the
                 related Transfer Date                                                          $2,100,000.00

           (b)   The Class A Required Reserve Account Amount                                    $2,100,000.00


                        _________________________________

                         Series 2000-1 Monthly Statement
                       November 15, 2004 Distribution Date
                        _________________________________

     (16)  Class B Reserve Account

           (a)   The amount on deposit in the Class B Reserve Account on the
                 Distribution Date, after giving effect to all deposits,
                 withdrawals and distributions on such Distribution Date and the
                 related Transfer Date                                                            $118,125.00

           (b)   The Class B Required Reserve Account Amount                                      $118,125.00

C)   Class A Invested Amount

     (1)   The Class A Initial Invested Amount                                                $420,000,000.00

     (2)   The Class A Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
           Distribution Date                                                                  $420,000,000.00

     (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial Invested Amount). The
           amount of a Class A Certificateholder's pro rata share of the Class A
           Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
           Pool Factor                                                                               1.000000

D)   Class B Invested Amount

     (1)   The Class B Initial Invested Amount                                                 $47,250,000.00

     (2)   The Class B Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
           Distribution Date                                                                   $47,250,000.00

     (3)   The Pool Factor for the Distribution Date (which represents the ratio of the Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial Invested Amount). The
           amount of a Class B Certificateholder's pro rata share of the Class B
           Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
           Pool Factor                                                                               1.000000

E)   Collateral Invested Amount

     (1)   The Collateral Initial Invested Amount                                              $42,000,000.00

     (2)   The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
           Distribution Date                                                                   $42,000,000.00

     (3)   The Collateral Invested Amount as a percentage of the Invested Amount
           on such Distribution Date                                                                     8.00%


                        _________________________________

                         Series 2000-1 Monthly Statement
                       November 15, 2004 Distribution Date
                        _________________________________

F)   Class D Invested Amount

     (1)   The Class D Initial Invested Amount                                                 $15,750,000.00

     (2)   The Class D Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
           Distribution Date                                                                                -

     (3)   The Class D Invested Amount as a percentage of the Invested Amount on
           such Distribution Date                                                                        3.00%

G)   Receivables Balances

     (1)   The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding
           Monthly Period                                                                      $4,626,180,255

     (2)   The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding
           Monthly Period                                                                        $231,749,371

H)   Annualized Percentages

     (1)   The Gross Yield (Available Finance Charge Collections for the Series
           2000-1 Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-1 Certificates as of the
           last day of the next preceding Monthly Period, multiplied by 366 divided by number of days in the calendar month.) Effective November
           2002 monthly period.                                                                         13.00%

     (2)   The Net Loss Rate (the Series 2000-1 Defaulted Amount for the
           preceding Monthly Period divided by the Invested Amount of the Series
           2000-1 Certificates as of the last day of the next preceding Monthly
           Period, multiplied by 12)                                                                     2.86%

     (3)   The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
           Series 2000-1 Certificates for the preceding Monthly Period)                                 10.14%

     (4)   The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding
           Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-1 Certificates as of the
           last day of the next preceding Monthly Period, multiplied by 12)                              7.39%

     (5)   The Net Spread (the Portfolio Yield minus the Base Rate for the
           Series 2000-1 Certificates for the preceding Monthly Period)                                  2.75%

     (6)   The Monthly Payment Rate (Collections of Principal Receivables and
           Finance Charge Receivables with respect to all Receivables in the
           Trust for the preceding Monthly Period divided by the amount of
           Receivables in the Trust as of the last day of the next preceding
           Monthly Period)                                                                              10.37%


                        _________________________________

                         Series 2000-1 Monthly Statement
                       November 15, 2004 Distribution Date
                        _________________________________

I)   Series 2000-1 Information for the Last Three Distribution Dates

     1)    Gross Yield

           a)    11/15/04             13.00%
           b)    10/15/04             13.49%
           c)    09/15/04             13.73%

     2)    Net Loss Rate

           a)    11/15/04             2.86%
           b)    10/15/04             3.20%
           c)    09/15/04             4.46%

     3)    Net Spread (Portfolio Yield Minus Base Rate)

           a)    11/15/04             2.75%
           b)    10/15/04             2.75%
           c)    09/15/04             1.58%

           Three Month Average        2.36%

     4)    Monthly Payment Rate

           a)    11/15/04             10.37%
           b)    10/15/04             9.50%
           c)    09/15/04             10.56%



                               CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                               By: _________________________________
                               Name:  Patricia Garvey
                               Title: Vice President

                                MONTHLY STATEMENT
                  _____________________________________________

        CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                  SERIES 2000-2
                  _____________________________________________

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on November 15, 2004 and with respect to the performance of the Trust during the month of October is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)   Information Regarding the Current Monthly Distribution for the Series 2000-2
     Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

     (1)    The total amount distributed to Class A Certificateholders per $1,000
            original certificate principal amount                                                   $1.756667

     (2)    The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to interest per $1,000 original certificate
            principal amount                                                                        $1.756667

     (3)    The amount set forth in A(1) above distributed to Class A
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                            $0.000000

     (4)    The total amount distributed to Class B Certificateholders per $1,000
            original certificate principal amount                                                   $2.049444

     (5)    The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to interest per $1,000 original certificate
            principal amount                                                                        $2.049444

     (6)    The amount set forth in A(4) above distributed to Class B
            Certificateholders with respect to principal per $1,000 original
            certificate principal amount                                                            $0.000000

                               ______________________________________

                                  Series 2000-2 Monthly Statement
                                November 15, 2004 Distribution Date
                               ______________________________________

B) Information Regarding the Performance of the Trust

     (1)    Allocation of Receivables Collections to the Series 2000-2 Certificates

            (a)   The aggregate amount of Finance Charge Receivables collected during
                  the Monthly Period immediately preceding the Distribution Date               $67,787,056.06

            (b)   The aggregate amount of Interchange collected and allocated to the
                  Trust for the Monthly Period immediately preceding the Distribution Date      $5,539,162.13

            (c)   The aggregate amount of Principal Receivables collected during the
                  Monthly Period immediately preceding the Distribution Date                  $443,219,685.17

            (d)   The Floating Allocation Percentage with respect to the Series 2000-2
                  Certificates for the Monthly Period immediately preceding the
                  Distribution Date                                                                10.477126%

            (e)   The Principal Allocation Percentage with respect to the Series 2000-2
                  Certificates for the Monthly Period immediately preceding the
                  Distribution Date                                                                12.201972%

            (f)   The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly Period
                  immediately preceding the Distribution Date                                   $7,682,480.14

            (g)   The Principal Receivables collected and allocated to the Series
                  2000-2 Certificates for the Monthly Period immediately preceding the
                  Distribution Date                                                            $54,081,541.65

     (2)    Available Finance Charge Collections and Reallocated Principal
            Collections for Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

            (a)   The Finance Charge Receivables and Interchange collected and
                  allocated to the Series 2000-2 Certificates                                   $7,682,480.14

            (b)   Collection Account and Special Funding Account investment earnings
                  allocated to the Series 2000-2 Certificates                                           $0.00

            (c)   Principal Funding Account Investment Proceeds                                  $108,208.66

            (d)   Class A Reserve Draw Amount                                                           $0.00

            (e)   Class B Reserve Draw Amount                                                           $0.00

            (f)   Additional Finance Charges from other Series allocated to the Series
                  2000-2 Certificates                                                                   $0.00


                               ______________________________________

                                  Series 2000-2 Monthly Statement
                                November 15, 2004 Distribution Date
                               ______________________________________


            (g)   Payments, if any, on deposit as of the Determination Date received
                  from any Interest Rate Protection Agreements                                          $0.00

            (h)   Reallocated Class D Principal Collections                                             $0.00

            (i)   Reallocated Collateral Principal Collections                                          $0.00

            (j)   Reallocated Class B Principal Collections                                             $0.00

            (k)   Total Available Finance Charge Collections and Reallocated Principal
                  Collections for Series 2000-2 (total of (a), (b), (c), (d), (e), (f),
                  (g), (h), (i) and (j) above)                                                  $7,790,688.80

     (3)    Available Principal Collections for Series 2000-2 for the Monthly
            Period immediately preceding the Distribution Date

            (a)   The Principal Receivables collected and allocated to the Series
                  2000-2 Certificates                                                          $54,081,541.65

            (b)   Shared Principal Collections from other Series allocated to the
                  Series 2000-2 Certificates                                                            $0.00

            (c)   Additional amounts to be treated as Available Principal Collections
                  pursuant to the Series Supplement                                             $2,540,075.67

            (d)   Reallocated Class D Principal Collections                                             $0.00

            (e)   Reallocated Collateral Principal Collections                                          $0.00

            (f)   Reallocated Class B Principal Collections                                             $0.00

            (g)   Available Principal Collections for Series 2000-2 (total of (a), (b)
                  and (c) minus (d), (e) and (f) above)                                        $56,621,617.32

     (4)    Delinquent Balances in the Trust

            The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly
            Period immediately preceding the Distribution Date.

            (a)   31-60 days                                                                      $87,731,268
            (b)   61-90 days                                                                       65,566,246
            (c)   91 or more days                                                                 126,443,638
                                                                                                -------------
            (d)   Total Delinquencies                                                            $279,741,152

                               ______________________________________

                                  Series 2000-2 Monthly Statement
                                November 15, 2004 Distribution Date
                               ______________________________________

     (5)    Defaulted Amount

            (a)   The aggregate amount of Defaulted Receivables with respect to the
                  Trust for the Monthly Period immediately preceding the
                  Distribution Date                                                            $29,835,538.34

            (b)   The aggregate Amount of Recoveries of Defaulted Receivables processed
                  during the Monthly Period immediately preceding the Distribution Date         $5,591,526.03

            (c)   The Defaulted Amount for the Monthly Period immediately preceding the
                  Distribution Date [Defaulted Receivables minus Recoveries]                   $24,244,012.31

            (d)   The Defaulted Amount for the Monthly Period immediately preceding the
                  Distribution Date allocable to the Series 2000-2 Certificates (the
                  Series 2000-2 Defaulted Amount)                                             $2,540,075.67

            (e)   The Class A Defaulted Amount [Series 2000-2 Defaulted Amount
                  multiplied by the Class A Percentage]                                         $1,881,778.70

            (f)   The Class B Defaulted Amount [Series 2000-2 Defaulted Amount
                  multiplied by the Class B Percentage]                                           $303,082.38

     (6)    Class A Charge-Offs

            (a)   The excess, if any, of the Class A Defaulted Amount over the sum of
                  (i) Available Finance Charge Collections applied to such Class A
                  Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D invested Amount has been reduced in respect of such Class A Defaulted
                  Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted  Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A Defaulted Amount
                  (a"Class A Charge-Off")                                                               $0.00

            (b)   The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                  Certificateholder's investment)                                                   $0.000000

            (c)   The total amount reimbursed on the Distribution Date in respect of
                  Class A Charge-Offs for prior Distribution  Dates                                     $0.00

            (d)   The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A Certificateholder's
                  investment)                                                                       $0.000000

            (e)   The amount, if any, by which the outstanding principal balance of the
                  Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                               $0.00

                               ______________________________________

                                  Series 2000-2 Monthly Statement
                                November 15, 2004 Distribution Date
                               ______________________________________

     (7)    Class B Charge-Offs

            (a)   The excess, if any, of the Class B Defaulted Amount over the sum of
                  (i) Available Finance Charge Collections applied to such Class B
                  Defaulted Amount, (ii) Reallocated Class D Principal Collections
                  applied to such Class B Defaulted Amount, (iii) Reallocated
                  Collateral Principal Collections applied to such Class B Defaulted
                  Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in
                  respect of such Class B Defaulted Amount                                              $0.00

            (b)   The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B Principal
                  Collections                                                                           $0.00

            (c)   The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of item 6(a) (together with item
                  7(a), "Class B Charge-Offs")                                                          $0.00

            (d)   The total amount by which the Class B Invested Amount has been
                  reduced on the Distribution Date as set forth in items 7(a), (b) and (c)              $0.00

            (e)   The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing,
                  pro rata, the amount of each Class B Certificateholder's investment)              $0.000000

            (f)   The total amount reimbursed on the Distribution Date in respect of
                  reductions in the Class B Invested Amount on prior Distribution Dates                 $0.00

            (g)   The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B Certificateholder's
                  investment)                                                                       $0.000000

            (h)   The amount, if any, by which the outstanding principal balance of the
                  Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on such Distribution Date                               $0.00

                               ______________________________________

                                  Series 2000-2 Monthly Statement
                                November 15, 2004 Distribution Date
                               ______________________________________

     (8)    Reductions in the Collateral
            Interest

            (a)   The excess, if any, of the Collateral Defaulted Amount over the sum of (i) Available Finance Charge Collections applied to such Collateral
                  Defaulted Amount, (ii) Reallocated Class D Principal Collections
                  applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect of such
                  Collateral Defaulted Amount                                                           $0.00

            (b)   The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                  Collections                                                                           $0.00

            (c)   The amount by which the Collateral Invested Amount has been reduced
                  on the Distribution Date in respect of items 6(a) and 7(a) above                      $0.00

            (d)   The total amount by which the Collateral Invested Amount has been
                  reduced on the Distribution Date as set forth in items 8(a), (b) and (c)              $0.00

            (e)   The total amount reimbursed on the Distribution Date in respect of reductions in the Collateral Invested Amount on prior Distribution
                  Dates                                                                                 $0.00

            (f)   The amount, if any, by which the outstanding principal balance of the
                  Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on the Distribution Date                                $0.00

     (9)    Reductions in the Class D Interest

            (a)   The excess, if any, of the Class D Defaulted Amount over Available
                  Finance Charge Collections applied to such Class D Defaulted Amount                   $0.00

            (b)   The amount by which the Class D Invested Amount has been reduced on
                  the Distribution Date in respect of Reallocated Principal Collections                 $0.00

            (c)   The amount by which the Class D Invested Amount has been reduced on
                  the Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                  $0.00

            (d)   The total amount by which the Class D Invested Amount has been
                  reduced on the Distribution Date as set forth in items 9(a), (b) and (c)              $0.00

            (e)   The total amount reimbursed on the Distribution Date in respect of
                  reductions in the Class D Invested Amount on prior Distribution Dates                 $0.00

                               ______________________________________

                                  Series 2000-2 Monthly Statement
                                November 15, 2004 Distribution Date
                               ______________________________________

            (f)   The amount, if any, by which the outstanding principal balance of the
                  Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                  withdrawals and distributions on the Distribution Date                                $0.00

     (10)   Investor Monthly Servicing Fee

            (a)   The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                  Servicer on the Distribution Date                                               $724,765.42

     (11)   Class A Monthly Interest

            (a)   Class A Monthly Interest payable on the Distribution Date                       $790,500.00

     (12)   Class B Monthly Interest

            (a)   Class B Monthly Interest payable on the Distribution Date                       $121,532.06

     (13)   Principal Funding Account Amount

            (a)   The amount on deposit in the Principal Funding Account on the
                  Distribution Date, after giving effect to all deposits, withdrawals
                  and distributions on such Distribution Date                                 $122,727,000.00

            (b)   Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the
                  Series Supplement.)

     (14)   Deficit Controlled Accumulation Amount

                  The Deficit Controlled Accumulation Amount for the Distribution Date,
                  after giving effect to all deposits, withdrawals and distributions on
                  such Distribution Date                                                                $0.00

     (15)   Class A Reserve Account

            (a)   The amount on deposit in the Class A Reserve Account on the
                  Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer
                  Date                                                                          $2,250,000.00

            (b)   The Class A Required Reserve Account Amount                                   $2,250,000.00


                               ______________________________________

                                  Series 2000-2 Monthly Statement
                                November 15, 2004 Distribution Date
                               ______________________________________

     (16)   Class B Reserve Account

            (a)   The amount on deposit in the Class B Reserve Account on the
                  Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer
                  Date                                                                                  $0.00

            (b)   The Class B Required Reserve Account Amount                                           $0.00

C)   Class A Invested Amount

     (1)    The Class A Initial Invested Amount                                               $450,000,000.00

     (2)    The Class A Invested Amount on the Distribution Date, after giving effect
            to all deposits, withdrawals and distributions on such Distribution Date          $450,000,000.00

     (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such
            Distribution Date, to the Class A Initial Invested Amount). The amount of a
            Class A Certificateholders pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A
            Certificateholders Certificate by the Pool Factor                                        1.000000

D)   Class B Invested Amount

     (1)    The Class B Initial Invested Amount                                                $59,300,000.00

     (2)    The Class B Invested Amount on the Distribution Date, after giving effect
            to all deposits, withdrawals and distributions on such Distribution  Date          $59,300,000.00

     (3)    The Pool Factor for the Distribution Date (which represents the ratio of the Class B
            Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
            Class B Initial Invested Amount). The amount of a Class B
            Certificateholders pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholders
            Certificate by the Pool Factor.                                                          1.000000

E)   Collateral Invested Amount

     (1)    The Collateral Initial Invested Amount                                             $49,200,000.00

     (2)    The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
            Date                                                                               $49,200,000.00


                               ______________________________________

                                  Series 2000-2 Monthly Statement
                                November 15, 2004 Distribution Date
                               ______________________________________

     (3)    The Collateral Invested Amount as a percentage of the Invested Amount on
            such Distribution Date                                                                       8.50%

F)   Class D Invested Amount

     (1)    The Class D Initial Invested Amount                                                $20,300,000.00

     (2)    The Class D Invested Amount on the Distribution Date, after giving effect
            to all deposits, withdrawals and distributions on such Distribution Date           $20,300,000.00

     (3)    The Class D Invested Amount as a percentage of the Invested Amount on such
            Distribution Date                                                                            3.51%

G)   Receivables Balances

     (1)    The aggregate amount of Principal Receivables in the Trust at the close of
            business on the last day of the immediately preceding Monthly Period               $4,626,180,255

     (2)    The aggregate amount of Finance Charge Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly
            Period                                                                               $231,749,371

H)   Annualized Percentages

     (1)    The Gross Yield (Available Finance Charge Collections for the Series 2000-2
            Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-2 Certificates as of the last day of the next preceding
            Monthly Period, multiplied by 366 divided by the number of days in the
            calendar month)  Effective November 2002 monthly period.                                    15.89%

     (2)    The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding
            Monthly Period divided by the Invested Amount of the Series 2000-2
            Certificates as of the last day of the next preceding Monthly Period,
            multiplied by 12)                                                                            5.27%

     (3)    The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
            2000-2 Certificates for the preceding Monthly Period)                                       10.62%

     (4)    The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly
            Period with respect to the related Distribution Date, divided by the Invested
            Amount of the Series 2000-2 Certificates as of the last day of the next preceding
            Monthly multiplied by 12)                                                                    4.29%

     (5)    The Net Spread (the Portfolio Yield minus the Base Rate for the Series
            2000-2 Certificates for the preceding Monthly Period)                                        6.33%

                               ______________________________________

                                  Series 2000-2 Monthly Statement
                                November 15, 2004 Distribution Date
                               ______________________________________

     (6)    The Monthly Payment Rate (Collections of Principal Receivables and Finance
            Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust
            as of the last day of the next preceding Monthly Period)                                    10.37%


I)   Series 2000-2 Information for the Last Three
     Distribution Dates

     1)     Gross Yield

            a)    11/15/04                        15.89%
            b)    10/15/04                        15.28%
            c)    09/15/04                        17.85%
     2)     Net Loss Rate

            a)    11/15/04                        5.27%
            b)    10/15/04                        5.36%
            c)    09/15/04                        6.93%

     3)     Net Spread (Portfolio Yield Minus
            Base Rate)

            a)    11/15/04                        6.33%
            b)    10/15/04                        5.65%
            c)    09/15/04                        6.65%

            Three Month Average                   6.21%

     4)     Monthly Payment Rate

            a)    11/15/04                        10.37%
            b)    10/15/04                        9.50%
            c)    09/15/04                        10.56%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By: _____________________________
                                 Name:       Patricia Garvey
                                 Title:      Vice President